Dreyfus
Short Term
High Yield Fund
Annual Report

October 31, 1997

Dreyfus Short Term High Yield Fund
-------------------------------------------------------------------------------
Letter to Shareholders

Dear Shareholder:

   We are pleased to provide you with this report on the Dreyfus Short Term High Yield Fund. For the 12-month period ended October 31, 1997, your Fund produced a total return, including share price changes and dividend income, of 13.38%.* Income dividends paid from net investment income during the period amounted to approximately $1.285 per share, representing a distribution rate per share of 9.87%.**

Economic Review

   With the level of inflation at its lowest since 1964, and unemployment still near a 23-year low, the economy continued its solid growth over the reporting period. Gross Domestic Product (GDP) -- the dollar total of all goods and services produced in the United States -- has grown in excess of 3% for the past four quarters, a level and consistency of gain unmatched since 1984. This extraordinary economic performance has been fueled by huge business investment in new plants and equipment as well as a renewed surge in consumer spending over the summer. Consumers play a substantial role in determining the course of the economy since their spending accounts for two-thirds of all economic activity. Retail sales rose through the summer and into September, although there was some sign of deceleration as the third quarter progressed.

   The big economic story continued to be the lack of inflation in an economy in its seventh year of expansion. This remarkable price stability, at a time in the business cycle when inflationary pressures would usually be apparent, has enabled the Federal Reserve Board (the "Fed") to refrain from tightening monetary policy. The Federal Open Market Committee (FOMC), the policy-making arm of the Fed, has raised interest rates just once in over two years, a period roughly coinciding with the surge of growth in the economy. The last increase in short-term interest rates came on March 25, 1997 when the FOMC increased the Federal Funds rate by a modest one-quarter of a percentage point to 5.50%. (The Federal Funds rate is the rate of interest that banks charge one another for overnight loans.)

   Of course, the recent financial market turbulence arising from currency devaluations in some of the economically weaker Southeast Asian countries has added a cautionary note to any Fed monetary actions that might further roil investment markets. The Southeast Asian economies have been cooling or in outright recession for some time and represent a large share of the global economy and the U.S. import/export market. The recent crisis has boosted the value of the U.S. dollar and could further dampen the demand for U.S. exports to this region. This bodes well for continued low inflation in the U.S. and weakens the argument that we are on the brink of price acceleration.

   In fact, inflation remains in check. The Implicit Price Deflator, an indicator of inflation that measures the prices of all goods and services in the U.S., has risen at an annual rate of less than 2% for the past two quarters. This favorable trend in prices has been mirrored by both the Consumer Price and Producer Price Indices. The Labor Department's Employment Cost Index, a broad measure of changes in wages and benefits, has indicated relatively modest increases in labor costs. Still, the labor market remains tight, with the unemployment rate at a level unmatched in 23 years.

   Whether the economy will slow without further monetary restraint by the Fed remains an open question. Industrial production has been strong and operating rates, an indicator of possible future price pressures, have edged to their highest level in two years. Of paramount concern to Fed Chairman Alan Greenspan is the possibility of continuing economic growth so strong that the unemployment rate is driven even lower, and a subsequent corresponding upsurge in wage rates reignites inflation. The performance of the economy over the coming months appears crucial in determining whether the Fed will actively restrain the economy. We remain alert to changes in economic trends that would increase the risk of rising inflation and, consequently, the prospect of higher interest rates.

Market Environment

   The high yield market ended another fairly exuberant period that began in the middle of a correction last March and April, rallied throughout the summer, and finished with a much weaker correction late in October due to turmoil in the emerging market sectors. Drivers for this market strength include investor demand for high yield assets, continued strong, steady growth in the domestic economy, and less perceived credit risk in key sectors like telecommunications and cable. The influence of the emerging markets on high yield has grown as an increasing number of foreign corporations have issued high yield bonds. Investor sell-off of these issues in October briefly spilled over into domestic high yield issues, but concerns about heavy high yield mutual fund redemptions proved unwarranted. In fact, continued positive demand has supported the high yield market during this recent turmoil. Until the worldwide effects of the Asian monetary crisis are better understood, the high yield market should expect some level of short-term volatility.

The Portfolio

   The Dreyfus Short Term High Yield Fund achieved a total return of 7.47% for the six-month period ended October 31, 1997. The shorter effective duration and maturity of your Fund insulated it somewhat from the high yield market correction last March and April, but caused it to lag the high yield market in general during the subsequent rally through the summer. Remember, of course, that your Fund is designed to minimize interest-rate risk with its shorter maturity and duration and that it is a unique Fund in the mutual fund industry with a peer group inavoidably composed of longer-term high yield funds.

   The investment strategy of the Fund has been three-pronged: 1) investment in callable bonds in industries with long-term growth potential, 2) short-term maturities in cyclical industries, and 3) well-researched special situations where positive credit characteristics could cause early redemption. Exposure to emerging markets is very low. We believe this strategy has served the Fund quite well on a relative basis, and no changes in this strategy are anticipated at this time.

   Our primary task--to provide high current income from short-term high yield securities--will guide our portfolio management decisions. We will continue to use intensive fundamental research to achieve high current income from good credits.

                                                     Very Truly Yours,

                                                     /s/ Roger King

                                                     Roger King
                                                     Portfolio Manager
November 18, 1997
New York, N.Y.

*  Total return includes reinvestment of dividends and any capital gains paid.

** Distribution rate per share is based upon dividends per share paid from net investment income during the period, divided by the net asset value per share at the end of the period, adjusted for capital gain distributions.

Dreyfus Short Term High Yield Fund                             October 31, 1997
-------------------------------------------------------------------------------

            COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
                      DREYFUS SHORT TERM HIGH YIELD FUND
            WITH THE MERRILL LYNCH HIGH YIELD MASTER II INDEX AND
                   THE DREYFUS CUSTOMIZED LIMITED TERM HIGH
                             YIELD INDEX


                                  Dollars
$11,800
Merrill Lynch High Yield
Master II Index*

$11,745
Dreyfus Short Term
High Yield Fund

$11,411
Dreyfus Customized
Limited Term
High Yield Index*


*Source: Merrill Lynch, Pierce, Fenner and Smith Inc.

Average Annual Total Returns
------------------------------------------------------------------------------

              One Year Ended                  From Inception (8/16/96)
             October 31, 1997                   to October 31, 1997
             ----------------                 ------------------------
                  13.38%                               14.22%
---------------
Past performance is not predictive of future performance.

The above graph compares a $10,000 investment made in Dreyfus Short Term High Yield Fund on 8/16/96 (Inception Date) to a $10,000 investment made in the Merrill Lynch High Yield Master II Index (the "Merrill Index") on that date, as well as to a customized "Limited-Term High-Yield Index" which has been constructed by The Dreyfus Corporation, each of which are described below. The Dreyfus Customized Limited Term High Yield Index has been used by the Fund's portfolio manager since the Fund's inception as a benchmark in managing the Fund, because of the unique nature of the Fund and the lack of a representative broad-based shorter-term high yield securities Index. For comparative purposes, the value of each Index on 8/31/96 is used as the beginning value on 8/16/96. All dividends and capital gain distributions are reinvested. Components of the Dreyfus Customized Limited Term High Yield Index are reallocated annually.

The Fund seeks to achieve its objective by investing in high yield securities, and by maintaining an average effective portfolio maturity and average duration of three years or less. The Fund's performance shown in the line graph takes into account all applicable fees and expenses. The Merrill Index is a market capitalization weighted index including all domestic and Yankee high-yield bonds with at least $100 million par amount outstanding and greater than or equal to one year to maturity. Both interest and price changes are calculated daily based on an accrued schedule and trader pricing. The Dreyfus Customized Limited Term High Yield Index is composed of four subindices of the Merrill Index. These subindices, blended and market weighted, are (i) BB-rated 1-3 years, (ii) B-rated 1-3 years, (iii) BB-rated 3-5 years, and (iv) B-rated 3-5 years. Unlike the Dreyfus Customized Limited Term High Yield Index, which is composed of bonds rated no lower than "B," the Fund can invest in bonds with lower credit ratings than "B" and as low as "D". The Merrill Index includes "C"-rated bonds. Neither Index takes into account charges, fees and other expenses. Further information relating to Fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.

Dreyfus Short Term High Yield Fund
-------------------------------------------------------------------------------
Statement of Investments                                       October 31, 1997

                                                                                              Principal
Bonds and Notes--100.7%                                                                         Amount              Value
----------------------------------------------------------------------------------           ------------        ------------
    Aircraft & Aerospace--6.7%   AM General,
                                    Sr. Notes, Ser. B, 12 7/8%, 2002..............          $  1,000,000        $  1,075,000
                                 Aircraft Lease Portfolio Securitisation 96-1,
                                    Pass Through Trust, Ctfs.,
                                    Cl. D, 12 3/4%, 2006..........................               598,351             646,220
                                 America West Airlines Pass Through Trust,
                                    Pass Through Ctfs., Ser. 1996-1,
                                    Cl. D, 8.16%, 2002............................               749,297             743,678
                                 Fairchild,
                                    Sub. Deb., 12%, 2001..........................             4,319,000           4,362,190
                                 NWA Trust,
                                    Sub. Notes, Ser. D, 13 7/8%, 2008.............               510,000             612,633
                                 RHI Holdings,
                                    Sr. Sub. Deb., 11 7/8%, 1999..................               862,000             859,845
                                 Rocal, Ltd.,
                                    Collateralized Global Medium Term Notes
                                    (Gtd. by Embraer-Empresa Brasileira de Aeronautica,
                                    S.A.), 10 1/4%, 1998..........................             1,500,000(a)        1,492,500
                                                                                            ------------        ------------
                                                                                                                   9,792,066
                                                                                                                ------------

            Broadcasting--4.8%   Azteca Holdings, S.A. de C.V.,
                                    Sr. Secured Notes, 11%, 2002..................               500,000(a)          492,500
                                 Paxson Communications,
                                    Sr. Sub. Notes, 11 5/8%, 2002.................             1,000,000           1,090,000
                                 Pegasus Media & Communications,
                                    Sr. Sub. Notes, Ser. B, 12 1/2%, 2005.........             2,500,000           2,850,000
                                 Scandinavian Broadcasting System SA,
                                    Conv. Sub. Deb., 7 1/4%, 2005.................             1,000,000           1,047,500
                                 Univision Network Holding, L.P.,
                                    Sub. Notes, 7%, 2002..........................             2,550,575           1,601,250
                                                                                            ------------        ------------
                                                                                                                   7,081,250
                                                                                                                ------------
        Cable Television--9.8%   Adelphia Communications,
                                    Deb., 11 7/8%, 2004...........................             1,000,000           1,090,000
                                 CCA Holdings,
                                    Sr. Sub. Notes, Zero Coupon, 1999.............             3,731,362           2,765,000
                                 Echostar Satellite Broadcast:
                                    Gtd. Notes, 12 1/2%, 2002.....................             1,500,000(a)        1,601,250
                                    Sr. Discount Notes, Zero Coupon, 2000.........             1,000,000(b)          795,000
                                 Galaxy Telecom, L.P.,
                                    Sr. Sub. Notes, 12 3/8%, 2005.................             1,000,000           1,085,000
                                 Marcus Cable, L.P.:
                                    Sr. Deb., 11 7/8%, 2005.......................             1,000,000           1,085,000
                                    Sr. Discount Notes, Zero Coupon, 2000.........             3,000,000(c)        2,535,000
                                 Marcus Cable Operating, L.P.,
                                    Gtd. Sr. Sub. Discount Notes,
                                    Zero Coupon, 1999.............................             1,000,000(d)          905,000

Dreyfus Short Term High Yield Fund
-------------------------------------------------------------------------------
Statement of Investments (continued)                           October 31, 1997

                                                                                              Principal
Bonds and Notes (continued)                                                                     Amount              Value
----------------------------------------------------------------------------------           ------------        ------------
  Cable Television (continued)   United International Holdings,
                                    Sr. Discount Notes, Ser. B, Zero Coupon, 1999           $  3,000,000        $  2,475,000
                                                                                                                ------------
                                                                                                                  14,336,250
                                                                                                                ------------
          Casinos/Gaming--5.3%   Coast Hotels and Casinos,
                                    First Mortgage Notes, 13%, 2002...............             2,500,000           2,800,000
                                 Griffin Gaming and Entertainment,
                                    First Mortgage Notes, 9.27%, 2000.............             1,500,000           1,461,402
                                 Majestic Star Casino, LLC,
                                    Sr. Exchange Secured Notes, 12 3/4%, 2003.....             1,625,000           1,771,250
                                 Waterford Gaming, L.L.C./Finance,
                                    Sr. Notes, 12 3/4%, 2003......................             1,500,000           1,663,125
                                                                                                                ------------
                                                                                                                   7,695,777
                                                                                                                ------------
Construction/Engineering--3.3%   Emcor Group,
                                    Notes, Ser. C, 11%, 2001......................             4,585,050           4,837,228
                                                                                                                ------------
                Consumer--5.4%   Coleman Holdings,
                                    Sr. Secured First Priority Discount Notes,
                                    Zero Coupon, 2001.............................             2,000,000(a)        1,290,000
                                 Health o meter,
                                    Sr. Sub. Notes, 13%, 2002 (Units).............               750,000(e)          797,813
                                 Hosiery Corp. of America,
                                    Sr. Sub. Exchange Notes, 13 3/4%, 2002........             1,000,000           1,075,000
                                 MacAndrews & Forbes,
                                    Sr. Sub. Notes, 11 7/8%, 2002.................             1,250,000           1,330,462
                                 Revlon Worldwide,
                                    Sr. Secured Discount Notes,
                                    Zero Coupon, 2001.............................             5,000,000           3,425,000
                                                                                                                ------------
                                                                                                                   7,918,275
                                                                                                                ------------
                  Energy--9.9%   Clark R & M Holdings,
                                    Sr. Notes, Ser. A, Zero Coupon, 2000..........             1,500,000           1,162,500
                                 Clark USA,
                                    Sr. Notes, Ser. B, 10 7/8%, 2005..............             1,000,000           1,092,500
                                 DeepTech International,
                                    Sr. Secured Notes:
                                       11%, 2000..................................             4,500,000(a)        4,522,500
                                       12%, 2000..................................             2,650,000           2,795,750
                                 Gerrity Oil & Gas,
                                    Sr. Sub. Notes, 11 3/4%, 2004.................               544,000             590,240
                                 Kelly Oil & Gas:
                                    Conv. Deb., 8 1/2%, 2000......................             2,271,000           2,248,290
                                    Conv. Sub. Notes, 7 7/8%, 1999................             1,699,000           1,650,154

Dreyfus Short Term High Yield Fund
-------------------------------------------------------------------------------
Statement of Investments (continued)                           October 31, 1997

                                                                                              Principal
Bonds and Notes (continued)                                                                     Amount              Value
----------------------------------------------------------------------------------           ------------        ------------
            Energy (continued)   Reading & Bates,
                                    Conv. Deb., 4.878%, 1998......................          $     98,400        $     95,400
                                 Rowan Cos.,
                                    Sr. Notes, 11 7/8%, 2001......................               375,000             393,281
                                                                                                                ------------
                                                                                                                  14,550,615
                                                                                                                ------------
            Entertainment--1.6%  American Skiing,
                                    Sr. Sub. Notes, 12%, 2006.....................             1,000,000           1,115,000
                                 Premier Parks,
                                    Gtd. Sr. Notes, Ser. A, 12%, 2003.............             1,160,000           1,293,400
                                                                                                                ------------
                                                                                                                   2,408,400
                                                                                                                ------------

  Financial/Asset-Backed--4.3%   Commercial Loan Funding Trust I,
                                    Floating Rate Sub. Notes, Cl. D1, 10%, 2005...             1,500,000(f)        1,500,000
                                 Imperial Credit Capital Trust I,
                                    Remarketed Par Securities, Ser. A, 10 1/4%, 2002           2,000,000(a)        2,092,162
                                 Prime Finance, Equipment Lease Receivables
                                    Backed Pay-Through Notes,
                                    Ser. 1997-A, Cl. B, 7.295%, 2005..............             2,874,322(a)        2,709,498
                                                                                                                ------------
                                                                                                                   6,301,660
                                                                                                                ------------

     Foods and Beverages--4.2%   American Rice,
                                    First Mortgage, 13%, 2002.....................             2,000,000           2,010,000
                                 Envirodyne Industries,
                                    Sr. Notes, 10 1/4%, 2001......................             1,000,000             995,000
                                 PM Holdings,
                                    Sub. Discount Deb., Ser. B, Zero Coupon, 2000.             1,500,000(g)        1,192,500
                                 RC/Arbys,
                                    Gtd. Sr. Notes, 9 3/4%, 2000..................             2,000,000           2,030,000
                                                                                                                ------------
                                                                                                                   6,227,500
                                                                                                                ------------

                  Foreign--.3%   Net Sat Servicos, Ltda.,
                                    Sr. Secured Notes, 12 3/4%, 2001..............               500,000(h)          512,500
                                                                                                                ------------
         Forest Products--1.0%   Maxxam Group Holdings,
                                    Sr. Secured Notes, 12%, 2003..................             1,400,000           1,501,500
                                                                                                                ------------

            Homebuilding--2.0%   KHE Finance,
                                    Sub. Notes (Gtd. by Hovnanian Enterprises),
                                    11 1/4%, 2002.................................             1,000,000           1,047,500
                                 Oriole Homes,
                                    Sr. Notes, 12 1/2%, 2003......................             1,995,000           1,845,375
                                                                                                                ------------
                                                                                                                   2,892,875
                                                                                                                ------------

Dreyfus Short Term High Yield Fund
-------------------------------------------------------------------------------
Statement of Investments (continued)                           October 31, 1997

                                                                                              Principal
Bonds and Notes (continued)                                                                     Amount              Value
----------------------------------------------------------------------------------           ------------        ------------
              Industrial--5.4%   Associated Materials,
                                    Sr. Sub. Notes, 11 1/2%, 2003.................          $  1,000,000        $  1,070,000
                                 Chatwins Group,
                                    Sr. Exchange Notes, 13%, 2003.................             1,000,000           1,075,000
                                 Interlake,
                                    Sr. Notes, 12%, 2001..........................             1,000,000           1,110,000
                                    Sr. Sub. Notes, 12 1/8%, 2002.................               500,000             521,250
                                 Plastic Specialties and Technologies,
                                    Sr. Secured Notes, 11 1/4%, 2003..............             1,000,000           1,090,000
                                 Renco Metals,
                                    Sr. Notes, 12%, 2000..........................             1,500,000           1,616,250
                                 Vicap, S.A. de C.V.,
                                    Gtd. Sr. Notes, 10 1/4%, 2002.................             1,500,000(a)        1,507,500
                                                                                                                ------------
                                                                                                                   7,990,000
                                                                                                                ------------

 Paper and Paper Related--1.3%   Repap New Brunswick,
                                    Sr. Notes, 9 1/16%, 2000......................             1,500,000(f)        1,477,500
                                 Stone Container,
                                    Sr. Sub. Notes, 11%, 1999.....................               350,000             362,250
                                                                                                                ------------
                                                                                                                   1,839,750
                                                                                                                ------------

              Real Estate--1.0%  Rockefeller Center Properties,
                                    Conv. Deb., Zero Coupon, 2000.................             2,000,000           1,407,500
                                                                                                                ------------
                   Retail--5.9%  CompUSA,
                                    Sr. Sub. Notes, 9 1/2%, 2000..................             1,401,000           1,439,527
                                 Discovery Zone,
                                    Sr. Secured Notes, 13 1/2%, 2002 (Units)......             1,500,000(a,e)      1,590,000
                                 Duane Reade Holding:
                                    Sr. Notes, 12%, 2002..........................             1,000,000           1,035,000
                                    Sub. Notes, Zero Coupon, 1999.................             2,500,000(i)        2,125,000
                                 Finlay Jewelry,
                                    Sr. Notes, 10 5/8%, 2003......................             2,400,000           2,532,000
                                                                                                                ------------
                                                                                                                   8,721,527
                                                                                                                ------------
                 Shipping--2.3%  Moran Transportation,
                                    First Preferred Ship Mortgage Notes,
                                    11 3/4%, 2004.................................             3,000,000           3,360,000
                                                                                                                ------------

                    Steel--4.1%  Earle M. Jorgensen,
                                    Sr. Notes, 10 3/4%, 2000......................             1,000,000           1,005,000
                                 Republic Engineered Steels,
                                    First Mortgage Notes, 9 7/8%, 2001............             3,000,000           2,910,000



Dreyfus Short Term High Yield Fund
-------------------------------------------------------------------------------
Statement of Investments (continued)                           October 31, 1997

                                                                                              Principal
Bonds and Notes (continued)                                                                     Amount              Value
----------------------------------------------------------------------------------           ------------        ------------
             Steel (continued)   Russel Metals,
                                    Sr. Notes, 10 1/4%, 2000......................          $  2,000,000        $  2,095,000
                                                                                                                ------------
                                                                                                                   6,010,000
                                                                                                                ------------
             Supermarkets--2.4%  Pathmark Stores,
                                    Sub. Notes, 11 5/8%, 2002.....................             1,263,000           1,256,685
                                 Ralphs Grocery,
                                    Sr. Notes, 10.45%, 2004.......................             2,000,000           2,200,000
                                                                                                                ------------
                                                                                                                   3,456,685
                                                                                                                ------------
               Technology--1.2%  Unisys, Sr. Notes:
                                    10 5/8%, 1999.................................               500,000             511,250
                                    12%, 2003.....................................             1,150,000           1,293,750
                                                                                                                ------------
                                                                                                                   1,805,000
                                                                                                                ------------
       Telecommunications--8.2%  Call-Net Enterprises,
                                    Sr. Discount Notes, Zero Coupon, 1999.........             3,000,000(j)        2,715,000
                                 Dial Call Communications:
                                    Sr. Discount Notes, Zero Coupon, 1998.........             2,000,000(k)        1,755,000
                                    Sr. Redeemable Discount Notes,
                                       Zero Coupon, 1999 (Units)..................             3,500,000(e,l)      3,281,250
                                 Microcell Telecommunications,
                                    Sr. Discount Notes, Zero Coupon, 2001.........             5,000,000(m)        3,350,000
                                 Nextel Communications,
                                    Sr. Redeemable Discount Notes, Zero Coupon, 1998           1,000,000(n)          976,250
                                                                                                                ------------
                                                                                                                  12,077,500
                                                                                                                ------------
                 Textiles--4.4%  Sassco Fashion,
                                    Notes, 12 3/4%, 2004..........................             3,317,519           3,499,983
                                 Texfi Industries,
                                    Sr. Sub. Deb., 8 3/4%, 1999...................             2,500,000           2,475,000
                                 Willcox & Gibbs,
                                    Sr. Notes, Ser. B., 12 1/4%, 2003.............               500,000             490,000
                                                                                                                ------------
                                                                                                                   6,464,983
                                                                                                                ------------
           Transportation--5.9%  Aerovias de Mexico S.A.:
                                    Deb., 9 3/4%, 2000............................             1,000,000           1,001,250
                                    Deb., 9 3/4%, 2000............................             1,000,000(a)        1,001,250
                                 CHC Helicopter,
                                    Sr. Sub. Notes, 11 1/2%, 2002 (Units).........             1,000,000(e)        1,070,000
                                 OMI,
                                    Sr. Notes, 10 1/4%, 2003......................             2,000,000           1,910,000
                                 ValuJet,
                                    Sr. Notes, 10 1/4%, 2001......................             3,950,000           3,683,375
                                                                                                                ------------
                                                                                                                   8,665,875
                                                                                                                ------------
                                 TOTAL BONDS AND NOTES
                                    (cost $147,709,479)...........................                              $147,854,716
                                                                                                                ------------
                                                                                                                ------------

Dreyfus Short Term High Yield Fund
-------------------------------------------------------------------------------
Statement of Investments (continued)                           October 31, 1997


Equity-Related Securities--1.7%                                                                 Shares           Value
---------------------------------------------------------------------------------           -------------    -------------
Common Stock--0.0%
                     Consumer;   Sun International Hotels........................                    198(o)  $      7,128
                                                                                                             ------------
Preferred Stock--1.7%

             Cable Television;   Time Warner,
                                    Cum., Ser. K, $102.50........................                  2,103        2,423,708
                                                                                                             ------------
                                 TOTAL EQUITY-RELATED SECURITIES
                                    (cost $2,319,054)............................                            $  2,430,836
                                                                                                             ------------
                                                                                                             ------------
TOTAL INVESTMENTS (cost $150,028,533)............................................                 102.4%     $150,285,552
                                                                                                  ------     ------------
                                                                                                  ------     ------------
LIABILITIES, LESS CASH AND RECEIVABLES...........................................                  (2.4%)    $ (3,558,469)
                                                                                                  ------     ------------
                                                                                                  ------     ------------
NET ASSETS.......................................................................                 100.0%     $146,727,083
                                                                                                  ------     ------------
                                                                                                  ------     ------------

Notes to Statement of Investments:
-------------------------------------------------------------------------------
(a) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 1997, these securities amounted to $18,299,160 or 12.5% of net assets.
(b) Zero coupon until 3/15/2000, date on which a stated coupon rate of 13 1/8% becomes effective; the stated maturity date is 3/15/2004.
(c) Zero coupon until 6/15/2000, date on which a stated coupon rate of 14 1/4% becomes effective; the stated maturity date is 12/15/2005.
(d) Zero coupon until 8/1/1999, date on which a stated coupon rate of 13 1/2% becomes effective; the stated maturity date is 8/1/2004.
(e) With warrants to purchase common stock.
(f) Variable rate security-interest rate subject to periodic change.
(g) Zero coupon until 9/1/2000, date on which a stated coupon rate of 11 1/2% becomes effective; the stated maturity date is 9/1/2005.
(h) Reflects date security can be redeemed at holders' option; the stated maturity is 8/5/2004.
(i) Zero coupon until 9/15/1999, date on which a stated coupon rate of 15% becomes effective; the stated maturity date is 9/15/2004.
(j) Zero coupon until 12/1/1999, date on which a stated coupon rate of 13 1/4% becomes effective; the stated maturity date is 12/1/2004.
(k) Zero coupon until 12/15/1998, date on which a stated coupon rate of 10 1/4% becomes effective; the stated maturity date is 12/15/2005.
(l) Zero coupon until 4/15/1999, date on which a stated coupon rate of 12 1/4% becomes effective; the stated maturity date is 4/15/2004.
(m) Zero coupon until 12/1/2001, date on which a stated coupon rate of 14% becomes effective; the stated maturity date is 6/1/2006.
(n) Zero coupon until 9/1/1998, date on which a stated coupon rate of 11 1/2% becomes effective; the stated maturity date is 9/1/2003.
(o) Non-income producing.



                       See notes to financial statements.

Dreyfus Short Term High Yield Fund
-------------------------------------------------------------------------------
Statement of Assets and Liabilities                            October 31, 1997


                                                                                                    Cost            Value
                                                                                               --------------   -------------
ASSETS:                       Investments in securities--See Statement of Investments          $150,028,533     $150,285,552
                              Cash.............................................                                      123,375
                              Interest receivable..............................                                    3,164,755
                              Receivable for shares of Beneficial Interest subscribed                              1,310,114
                              Prepaid expenses and other assets................                                       14,045
                                                                                                                ------------
                                                                                                                 154,897,841
                                                                                                                ------------

LIABILITIES:                  Due to The Dreyfus Corporation and affiliates....                                      112,942
                              Bank loan payable--Note 2........................                                    6,710,000
                              Payable for shares of Beneficial Interest redeemed                                   1,242,730
                              Interest payable--Note 2.........................                                       25,553
                              Payable for investment securities purchased......                                       15,475
                              Accrued expenses ................................                                       64,058
                                                                                                                ------------
                                                                                                                   8,170,758
                                                                                                                ------------
NET ASSETS.....................................................................                                 $146,727,083
                                                                                                                ------------
                                                                                                                ------------

REPRESENTED BY:               Paid-in capital..................................                                 $144,964,813
                              Accumulated undistributed investment income--net.                                      105,820
                              Accumulated net realized gain (loss) on investments                                  1,399,431
                              Accumulated net unrealized appreciation (depreciation)
                                on investments--Note 4(b)......................                                      257,019
                                                                                                                ------------
NET ASSETS.....................................................................                                 $146,727,083
                                                                                                                ------------
                                                                                                                ------------
SHARES OUTSTANDING
(unlimited number of $.001 par value shares of Beneficial Interest authorized).                                   11,306,665

NET ASSET VALUE, offering and redemption price per share.......................                                       $12.98
                                                                                                                      ------
                                                                                                                      ------


                       See notes to financial statements.

Dreyfus Short Term High Yield Fund
-------------------------------------------------------------------------------
Statement of Operations                             Year Ended October 31, 1997


INVESTMENT INCOME

INCOME                        Interest ..................................                  $9,042,541
                              Cash dividends.............................                     161,225
                                                                                           ----------

                                Total Income.............................                                     $9,203,766


EXPENSES:                     Management fee--Note 3(a)..................                     527,739
                              Shareholder servicing costs--Note 3(b).....                     250,696
                              Interest expense--Note 2...................                     182,381
                              Registration fees..........................                      51,692
                              Professional fees..........................                      24,334
                              Prospectus and shareholders' reports.......                      19,072
                              Custodian fees--Note 3(b)..................                      10,991
                              Trustees' fees and expenses--Note 3(c).....                       7,311
                              Miscellaneous..............................                       7,895
                                                                                           ----------
                                Total Expenses...........................                   1,082,111
                              Less--reduction in management fee
                                due to undertakings--Note 3(a)...........                     (15,853)
                                                                                           ----------

                                Net Expenses.............................                                      1,066,258
                                                                                                             -----------

INVESTMENT INCOME--NET...................................................                                      8,137,508
                                                                                                             -----------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--Note 4:
                              Net realized gain (loss) on investments....                  $1,401,444
                              Net realized gain (loss) on financial futures                    (3,728)
                                                                                           ----------

                                Net Realized Gain (Loss).................                                      1,397,716
                              Net unrealized appreciation (depreciation)
                                on investments [including $4,062 unrealized
                                appreciation on financial futures].......                                        133,680
                                                                                                              ----------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS...................                                      1,531,396
                                                                                                              ----------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS.....................                                     $9,668,904
                                                                                                              ----------
                                                                                                              ----------



                                       See notes to financial statements.

Dreyfus Short Term High Yield Fund
-------------------------------------------------------------------------------
Statement of Changes in Net Assets


                                                                                               Year Ended        Year Ended
                                                                                            October 31, 1997  October 31, 1996*
                                                                                            ----------------  -----------------
OPERATIONS:

   Investment income--net.................................................                  $  8,137,508      $   278,638
   Net realized gain (loss) on investments................................                     1,397,716          106,987
   Net unrealized appreciation (depreciation) on investments..............                       133,680          123,339
                                                                                            ------------      -----------
       Net Increase (Decrease) in Net Assets Resulting from Operations....                     9,668,904          508,964
                                                                                            ------------      -----------
DIVIDENDS TO SHAREHOLDERS FROM:
   Investment income--net.................................................                    (8,031,688)        (278,638)
   Net realized gain on investments.......................................                      (105,272)           --
                                                                                            ------------      -----------
      Total Dividends.....................................................                    (8,136,960)        (278,638)
                                                                                            ------------      -----------
BENEFICIAL INTEREST TRANSACTIONS:
   Net proceeds from shares sold..........................................                   297,929,536       25,885,033
   Dividends reinvested...................................................                     5,823,917          258,303
   Cost of shares redeemed................................................                  (177,337,269)      (7,594,707)
                                                                                            ------------      -----------
      Increase (Decrease) in Net Assets from Beneficial Interest Transactions                126,416,184       18,548,629
                                                                                            ------------      -----------
         Total Increase (Decrease) in Net Assets..........................                   127,948,128       18,778,955

NET ASSETS:
   Beginning of Period....................................................                    18,778,955           --
                                                                                            ------------      -----------
   End of Period..........................................................                  $146,727,083      $18,778,955
                                                                                            ------------      -----------
                                                                                            ------------      -----------
Undistributed investment income--net......................................                  $    105,820           --
                                                                                            ------------      -----------

                                                                                               Shares            Shares
                                                                                            ------------      -----------
CAPITAL SHARE TRANSACTIONS:
   Shares sold............................................................                    23,168,626        2,058,351
   Shares issued for dividends reinvested.................................                       450,821           20,416
   Shares redeemed........................................................                   (13,792,318)        (599,231)
                                                                                            ------------      -----------
      Net Increase (Decrease) in Shares Outstanding.......................                     9,827,129        1,479,536
                                                                                            ------------      -----------
                                                                                            ------------      -----------

-------------------
* From August 16, 1996 (commencement of operations) to October 31, 1996.




                       See notes to financial statements.

Dreyfus Short Term High Yield Fund
-------------------------------------------------------------------------------
Financial Highlights

   Contained below is per share operating performance data for a share of Beneficial Interest outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.


                                                                                                   Year Ended
                                                                                                   October 31,
                                                                                             -------------------
PER SHARE DATA:                                                                               1997       1996(1)
                                                                                             ------     --------
   Net asset value, beginning of period.................................................       $12.69    $12.50


   Investment Operations:
   Investment income--net................................................................        1.29       .26
   Net realized and unrealized gain (loss) on investments...............................          .34       .19


   Total from Investment Operations.....................................................         1.63       .45


   Distributions:
   Dividends from investment income--net................................................        (1.29)     (.26)
   Dividends from net realized gain on investments......................................         (.05)       --


   Total Distributions..................................................................        (1.34)     (.26)


   Net asset value, end of period.......................................................       $12.98    $12.69




TOTAL INVESTMENT RETURN.................................................................        13.38%    17.02%(2)

RATIOS/SUPPLEMENTAL DATA:
   Ratio of operating expenses to average net assets....................................         1.09%      .92%(2)
   Ratio of interest expense to average net assets......................................          .22%       --
   Ratio of net investment income to average net assets.................................        10.02%     9.76%(2)
   Decrease reflected in above expense ratios due to undertakings by the Manager........          .02%     1.62%(2)
   Porfolio Turnover Rate...............................................................       102.59%    77.79%(3)
   Net Assets, end of period (000's Omitted)............................................     $146,727   $18,779

---------------
(1) From August 16, 1996 (commencement of operations) to October 31, 1996.
(2) Annualized.
(3) Not annualized.



                       See notes to financial statements.

Dreyfus Short Term High Yield Fund
-------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

   Dreyfus Short Term High Yield Fund (the "Fund") is a series of Dreyfus Income Funds (the "Company") which is registered under the Investment Company Act of 1940 ("Act") as a diversified open-end management investment company and operates as a series company currently offering five series, including the Fund. The Fund's investment objective is to provide high current income. The Dreyfus Corporation ("Manager") serves as the Fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. ("Mellon"). Premier Mutual Fund Services, Inc. (the "Distributor") is the distributor of the Fund's shares, which are sold to the public without a sales charge.

   The Company accounts separately for the assets, liabilities and operations of each fund. Expenses directly attributable to each fund are charged to that fund's operations; expenses which are applicable to all funds are allocated among them on a pro rata basis.

   The Fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

   (a) Portfolio valuation: Investments in securities (excluding short-term investments, financial futures and U.S. Government obligations) are valued each business day by an independent pricing service ("Service") approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Trustees. Investments in U.S. Government obligations, including U.S. Treasury Bills, are valued at the mean between quoted bid and asked prices. Short-term investments, excluding U.S. Treasury Bills, are carried at amortized cost, which approximates value. Financial futures are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day. Investments denominated in foreign currencies are translated into U.S. dollars at the prevailing rates of exchange.

   (b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis.

   (c) Dividends to shareholders: It is the policy of the Fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the Fund not to distribute such gain.

   (d) Federal income taxes: It is the policy of the Fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

Dreyfus Short Term High Yield Fund
-------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (continued)

NOTE 2--Bank Lines of Credit:

   The Fund may borrow up to $10 million for leveraging purposes under a short-term unsecured line of credit and participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the Fund at rates which are related to the Federal Funds rate in effect at the time of borrowings. Outstanding borrowings on October 31, 1997, amounted to $6,710,000.

   The average daily amount of borrowings outstanding under both arrangements during the period ended October 31, 1997 was approximately $3.0 million, with a related weighted average annualized interest rate of 5.99%. The maximum amount borrowed at any time during the period ended October 31, 1997 was approximately $9.7 million.

NOTE 3--Management Fee and Other Transactions With Affiliates:

   (a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .65 of 1% of the value of the Fund's average daily net assets and is payable monthly. The Manager had undertaken from November 1, 1996 through January 1, 1997 to reduce the management fee paid by the Fund, to the extent that the Fund's aggregate annual expenses, exclusive of taxes, brokerage, interest on borrowings and extraordinary expenses, exceeded an annual rate of 1% of the value of the Fund's average daily net assets. The Manager had undertaken from January 2, 1997 to January 8, 1997 to reduce the management fee paid by the Fund, to the extent that the Fund's aggregate expenses exceeded specified annual percentages of the Fund's daily net assets. The reduction in management fee, pursuant to the undertaking, amounted to $15,853 during the period ended October 31, 1997.

   (b) Under the Shareholder Services Plan, the Fund pays the Distributor at an annual rate of .25 of 1% of the value of the Fund's average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended October 31, 1997, the Fund was charged $202,976 pursuant to the Shareholder Services Plan.

   The Fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the Fund. During the period ended October 31, 1997, the Fund was charged $33,512 pursuant to the transfer agency agreement.

   The Fund compensates Mellon under a custody agreement to provide custodial services for the Fund. During the period ended October 31, 1997, the Fund was charged $10,991 pursuant to the custody agreement.

   (c) Each trustee who is not an "affiliated person" as defined in the Act receives from the Company an annual fee of $2,500 and an attendance fee of $500 per meeting. The Chairman of the Board receives an additional 25% of such compensation.

NOTE 4--Securities Transactions:

   (a) The aggregate amount of purchases and sales (including paydowns) of investment securities, excluding short-term securities and financial futures, during the period ended October 31, 1997 amounted to $213,231,026 and $84,803,413, respectively.

Dreyfus Short Term High Yield Fund
-------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (continued)

   The Fund may invest in financial futures contracts in order to gain exposure to or protect against changes in the market. The Fund is exposed to market risk as a result of changes in the value of the underlying financial instruments. Investments in financial futures require the Fund to "mark to market" on a daily basis, which reflects the change in market value of the contracts at the close of each day's trading. Accordingly, variation margin payments are received or made to reflect daily unrealized gains or losses. When the contracts are closed, the Fund recognizes a realized gain or loss. These investments require initial margin deposits with a custodian, which consist of cash or cash equivalents, up to approximately 10% of the contract amount. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. At October 31, 1997, there were no financial futures contracts outstanding.

   (b) At October 31, 1997, accumulated net unrealized appreciation on investments was $257,019, consisting of $1,722,444 gross unrealized appreciation and $1,465,425 gross unrealized depreciation.

   At October 31, 1997, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

Dreyfus Short Term High Yield Fund
-------------------------------------------------------------------------------
Report of Ernst & Young, LLP, Independent Auditors

Shareholders and Board of Trustees
Dreyfus Short Term High Yield Fund

   We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Short Term High Yield Fund, one of the Funds constituting Dreyfus Income Funds, as of October 31, 1997, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

   We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included verification by examination of securities held by the custodian as of October 31, 1997 and confirmation of securities not held by the custodian by correspondence with others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

   In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Short Term High Yield Fund at October 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with generally accepted accounting principles.


                                            Ernst & Young LLP

New York, New York
December 17, 1997

Dreyfus Short Term High Yield Fund
-------------------------------------------------------------------------------
Important Tax Information (Unaudited)

   In accordance with Federal tax law, the Fund hereby designates 1.62% of the ordinary dividends paid during the fiscal year ended October 31, 1997 as qualifying for the corporate dividends received deduction. Shareholders will receive notification in January 1998 of the percentage applicable to the preparation of their 1997 income tax returns.

Dreyfus Short Term High Yield Fund
200 Park Avenue
New York, NY 10166

Manager
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Custodian
Mellon Bank, N.A.
One Mellon Bank Center
Pittsburgh, PA 15258
Transfer Agent &

Dividend Disbursing Agent
Dreyfus Transfer, Inc.
P.O. Box 9671
Providence, RI 02940




Printed in U.S.A.                     044AR9710